Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS May 2019

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2018 , and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2019 , September 30 , 2018 , and June 30 , 2018 , which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $8.3 billion ▪ Stockholders’ Equity (1) : $746 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 18% ▪ Total Deposits CAGR: 18% ▪ Net Income for Common CAGR: 27% ▪ Diluted EPS CAGR: 22% 3 ▪ ROAA (2) : 1.75% ▪ Efficiency Ratio (2) : 34.35% 1) As of March 31, 2019 2) For three months ended March 31, 2019 3) 5 - year compounded annual growth rate calculated from December 31, 2013 to December 31, 2018 ▪ NPAs / assets (1) : 0.39% ▪ NPLs / loans (1) : 0.41%

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, $6 billion in 2016, $7 billion in 2017, and $8 billion in 2018 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016 2018

Our Footprint 7 ServisFirst Branches (20) ServisFirst Loan Production Office (1)

Our Regions 8 1) Represents metropolitan statistical areas (MSAs) 2) As of May 2019 3) As reported by the FDIC as of 6/30/2018 4) Loan production office Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 37.7 7.1 2 7.9 7.1 2 8.0 9.6 3 7.1 3.8 2 3.3 15.6 1 85.2 0.2 2 7.2 5.1 Crestview-Fort Walton Beach-Destin (4) 1 5.3 0.0 1 61.5 0.5 Atlanta-Sandy Springs-Roswell 3 173.1 0.2 Charleston-North Charleston 1 13.9 1.0 21 410.2Total Nashville-Davidson-Murfreesboro-Franklin Montgomery Dothan Mobile Florida Tampa-St. Petersburg-Clearwater Region (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola-Ferry Pass-Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $354 million average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 38% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Correspondent Banking Footprint 11

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 63 years old 12 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 64 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 62 years old Henry F. Abbott SVP and Chief Credit Officer ▪ Previously Senior Vice President and Chief Credit Officer of the Correspondent Banking Division, ServisFirst Bank ▪ 38 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 61 years old ▪ Insiders own approximately 13% of outstanding shares

Our Regions

Servis1st Bank®

OUR NAME IS OUR MISSION.

Andrew N. Kattos

EVP and Regional CEO Huntsville

- Previously EVP/Senior Lender for First Commercial Bank
- 50 years old

G. Carlton Barker

EVP and Regional CEO Montgomery

- Previously Group President for Regions Bank Southeast Alabama Bank Group
- 70 years old

B. Harrison Morris

EVP and Regional CEO Dothan

- Previously Market President of Wachovia's operation in Dothan
- 42 years old

Rex D. McKinney

EVP and Regional CEO Pensacola

- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)
- 56 years old

W. Bibb Lamar

EVP and Regional CEO Mobile

- Previously CEO of BankTrust for over 20 years
- 75 years old

Bradford A. Vieira

EVP and Regional CEO Nashville

- Previously SVP and Commercial Banking Manager at ServisFirst Bank
- 43 years old

Thomas G. Trouche

EVP and Regional CEO Charleston

- Previously Executive Vice President Coastal Division for First Citizens Bank
- 55 years old

J. Harold Clemmer

EVP and Regional CEO Atlanta

- Previously President of Fifth Third Bank Tennessee and Fifth Third Bank Georgia
- 50 years old

Gregory W. Bryant

EVP and Regional CEO Tampa Bay

- Previously President and CEO of Bay Cities Bank in Tampa Bay
- 55 years old

13

Financial Results

Balance Sheet Growth 15 5 - year (1) CAGR = 18% 5 - year (1) CAGR = 18% Gross Loans ($mm) Total Deposits ($mm) ▪ 5 - year (1) CAGR of gross loans and total deposits = 18% ▪ 5 - year (1) CAGR of non - interest bearing deposits = 19% ▪ 5 - year (1) CAGR of C&I loans = 14% $2,859 $3,360 $4,216 $4,912 $5,851 $6,533 $6,660 2013 2014 2015 2016 2017 2018 3/31/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018 $3,020 $3,398 $4,224 $5,420 $6,092 $6,916 $7,084 2013 2014 2015 2016 2017 2018 3/31/2019

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 16 5 - year (1) CAGR = 27% 5 - year (1) CAGR = 22% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $41.2 $51.9 $63.3 $81.4 $93.0 $136.9 $35.0 2013 2014 2015 2016 2017 2018 3/31/2019 0.95 1.05 1.20 1.52 1.72 2.53 0.65 2013 2014 2015 2016 2017 2018 3/31/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 17 Deposit Mix (1) 1.65% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 5.25% Yield on Loans (2) 1) As of March 31, 2019 2) Average for the three months ended March 31, 2019 Non - interest bearing 22% CDs 10% NOW, Money market, and savings 68% Commercial & industrial 38% Consumer 1% Real estate - construction 8% Consumer mortgage 9% CRE non - owner occupied 21% CRE owner occupied 23%

Loan Growth by Region

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands Region	12/31/2018	3/31/2019	YTD Growth	YTD Annualized Growth Rate
Birmingham, AL	$ 2,772,603	$ 2,814,689	$ 42,086	6%
Montgomery, AL	$ 357,974	$ 384,898	$ 26,924	31%
Atlanta, GA	$ 325,615	$ 349,452	$ 23,837	30%
Nashville, TN	$ 617,811	$ 636,487	$ 18,676	12%
Mobile, AL	$ 435,318	$ 444,877	$ 9,559	9%
Pensacola, FL	$ 389,707	$ 399,257	$ 9,550	10%
Tampa Bay, FL	$ 191,824	$ 198,022	$ 6,198	13%
Huntsville, AL	$ 577,670	$ 582,507	$ 4,837	3%
Charleston, SC	$ 241,003	$ 236,497	$ (4,506)	-8%
Dothan, AL	$ 623,974	$ 613,222	$ (10,752)	-7%
Total Loans	$ 6,533,499	$ 6,659,908	$ 126,409	8%

18

Loan Growth by Type 19 Dollars in Thousands Loan Type 12/31/2018 3/31/2019 2,513,225$ 2,522,136$ 8,911$ 7% 533,192$ 556,219$ 23,027$ 18% Owner-Occupied Commercial 1,463,887$ 1,500,595$ 36,708$ 29% 1-4 Family Mortgage 621,634$ 629,285$ 7,651$ 6% Other Mortgage 1,337,068$ 1,394,611$ 57,543$ 46% Subtotal: Real Estate - Mortgage 3,422,589$ 3,524,491$ 101,902$ 81% 64,493$ 57,062$ (7,431)$ -6% Total Loans 6,533,499$ 6,659,908$ 126,409$ YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends

Servis1st Bank
OUR NAME IS OUR MISSION.

Commercial Real Estate Trends

(In Thousands)	2013	2014	2015	2016	2017	2018	3/31/2019
	Year Ended December 31,						
1-4 Family Construction Speculative	$ 16,403	$ 13,608	$ 25,794	$ 27,835	$ 31,230	$ 34,594	$ 46,720
1-4 Family Construction Sold	$ 21,414	$ 28,124	$ 29,086	$ 45,051	$ 47,441	$ 46,467	$ 52,421
Resi Acquisition & Development	$ 20,474	$ 20,009	$ 18,693	$ 17,681	$ 40,956	$ 24,542	$ 28,423
Multifamily Permanent	$ 38,601	$ 54,725	$ 71,217	$ 92,052	$ 127,502	$ 160,981	$ 205,678
Residential Lot Loans	$ 20,418	$ 25,630	$ 27,844	$ 23,138	$ 20,059	$ 26,222	$ 26,541
Commercial Lots	$ 9,479	$ 16,007	$ 17,986	$ 25,618	$ 31,601	$ 43,610	$ 42,753
Raw Land	$ 24,686	$ 30,124	$ 60,360	$ 37,228	$ 44,145	$ 50,111	$ 49,490
Commercial Construction	$ 50,389	$ 76,904	$ 72,807	$ 158,537	$ 365,442	$ 307,645	$ 307,057
Other CRE Income Property	$ 273,806	$ 341,262	$ 517,416	$ 640,793	$ 748,630	$ 1,045,233	$ 1,060,490
Total CRE (Excluding O/O CRE)	**$ 475,671**	**$ 606,394**	**$ 841,203**	**$ 1,067,930**	**$ 1,457,006**	**$ 1,739,405**	**$ 1,819,573**
Total Risk-Based Capital (Bank Level)	**$ 343,904**	**$ 458,073**	**$ 530,688**	**$ 616,415**	**$ 718,151**	**$ 838,216**	**$ 867,715**
CRE as % of Total Capital	**138%**	**132%**	**159%**	**173%**	**203%**	**208%**	**210%**
Total Gross Loans	**$ 2,858,868**	**$ 3,359,858**	**$ 4,216,375**	**$ 4,911,770**	**$ 5,851,261**	**$ 6,533,499**	**$ 6,659,908**
CRE as % of Total Portfolio	**17%**	**18%**	**20%**	**22%**	**25%**	**27%**	**27%**
CRE Owner Occupied	**$ 710,372**	**$ 793,917**	**$ 1,014,669**	**$ 1,171,719**	**$ 1,328,666**	**$ 1,463,887**	**$ 1,517,707**
CRE OO as % of Total Portfolio	**25%**	**24%**	**24%**	**24%**	**23%**	**22%**	**23%**
CRE OO as % of Total Capital	**207%**	**173%**	**191%**	**190%**	**185%**	**175%**	**175%**

Acquisition, Development, & Construction Trends

	2013	2014	2015	2016	2017	2018	3/31/2019
AD&C	**$ 151,868**	**$ 208,769**	**$ 243,267**	**$ 335,085**	**$ 580,874**	**$ 533,191**	**$ 553,405**
AD&C as % of Total Capital	**44%**	**46%**	**46%**	**54%**	**81%**	**64%**	**64%**
AD&C as % of Total Portfolio	**5%**	**6%**	**6%**	**7%**	**10%**	**8%**	**8%**

20

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 21 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 0.64% 0.41% 0.26% 0.34% 0.26% 0.41% 0.39% 2013 2014 2015 2016 2017 2018 3/31/2019 0.34% 0.30% 0.18% 0.34% 0.19% 0.43% 0.41% 2013 2014 2015 2016 2017 2018 3/31/2019 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.20% 2013 2014 2015 2016 2017 2018 3/31/2019 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.05% 2013 2014 2015 2016 2017 2018 3/31/2019

▪ Consistent earnings results and strong momentum Profitability Metrics 22 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 32 of this presentation. . 1.31% 1.44% 1.42% 1.42% 1.48% 1.88% 1.75% 2013 2014 2015 2016 2017 2018 3/31/2019 15.69% 16.74% 15.73% 16.63% 16.95% 20.95% 19.42% 2013 2014 2015 2016 2017 2018 3/31/2019 3.80% 3.68% 3.75% 3.42% 3.68% 3.75% 3.56% 2013 2014 2015 2016 2017 2018 3/31/2019 15.70% 14.88% 14.96% 16.64% 16.96% 20.96% 19.42% 2013 2014 2015 2016 2017 2018 3/31/2019

▪ Our operating structure and business strategy enable efficient, profitable growth Efficiency 23 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 45.54% 41.54% 38.69% 38.75% 40.60% 39.47 34.71% 32.57% 34.35% 1.79% 1.64% 1.51% 1.47% 1.55% 1.41 1.32% 1.26% 1.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 32 of this presentation .

Interest Rate Risk Profile 24 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - Rate Loans 46% of loans are variable rate Deposit Mix 22% of deposits are held in non - interest bearing demand deposit accounts - 4.1% 1.4% 2.4% - 6.3% 7.1% 11.0% -9.0% -4.0% 1.0% 6.0% 11.0% Down 100 bps Up 100 bps Up 200 bps Year 1 Year 2

Appendix

Our Regions: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, and University of Alabama at Birmingham Huntsville, AL ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 26

Our Regions:
Centers for Continued Growth (cont.)

Servis1st Bank®
OUR NAME IS OUR MISSION.

Dothan, AL

- *Key Industries:* Agriculture, manufacturing, and healthcare services
- *Key Employers:* Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation

Pensacola, FL

- *Key Industries:* Military, health services, medical technology industries, and tourism
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy

Mobile, AL

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS

27

Our Regions: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises Tampa Bay, FL ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, and Teco Energy 28

Our Financial Performance:
Key Operating and Performance Metrics

Servis1st Bank®

OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts	2011	2012	2013	2014	2015	2016	2017	2018	3/31/2019
Balance Sheet									
Total Assets	$2,461	$2,906	$3,521	$4,099	$5,096	$6,370	$7,082	$8,007	$8,311
Net Loans	$1,809	$2,337	$2,828	$3,324	$4,173	$4,860	$5,792	$6,465	$6,590
Deposits	$2,144	$2,512	$3,020	$3,398	$4,224	$5,420	$6,092	$6,916	$7,084
Loans / Deposits	85%	94%	95%	99%	99%	90%	95%	93%	93%
Total Equity	$196	$233	$297	$407	$449	$523	$608	$715	$746
Profitability									
Net Income	$23.4	$34.4	$41.6	$52.3	$63.5	$81.5	$93.1	$136.9	$35.0
Net Income Available to Common	$23.2	$34.0	$41.2	$51.9	$63.3	$81.4	$93.0	$136.9	$35.0
Core Net Income Available to Common [1]	$23.2	$34.0	$41.2	$53.6	$65.0	$81.4	$96.3	$136.9	$35.0
Core ROAA [1]	1.12%	1.31%	1.32%	1.44%	1.42%	1.42%	1.48%	1.88%	1.75%
Core ROAE [1]	14.86%	15.99%	15.70%	15.00%	14.96%	16.64%	16.96%	20.96%	19.42%
Core ROACE [1]	17.01%	19.41%	18.30%	16.74%	15.73%	16.63%	16.95%	20.95%	19.42%
Net Interest Margin	3.79%	3.80%	3.80%	3.68%	3.75%	3.42%	3.68%	3.75%	3.56%
Core Efficiency Ratio [1]	45.54%	41.54%	38.78%	38.86%	40.73%	39.47%	34.71%	32.57%	34.35%
Capital Adequacy									
Tangible Common Equity to Tangible Assets [2]	6.35%	6.65%	7.31%	8.96%	8.54%	7.99%	8.39%	8.77%	8.81%
Common Equity Tier 1 RBC Ratio	NA	NA	NA	NA	9.72%	9.78%	9.51%	10.12%	10.30%
Tier I Leverage Ratio	9.17%	8.43%	8.48%	9.91%	8.55%	8.22%	8.51%	9.07%	9.03%
Tier I RBC Ratio	11.39%	9.89%	10.00%	11.75%	9.73%	9.78%	9.52%	10.13%	10.30%
Total RBC Ratio	12.79%	11.78%	11.73%	13.38%	11.95%	11.84%	11.52%	12.05%	12.21%
Asset Quality									
NPAs / Assets	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.25%	0.41%	0.39%
NCOs / Average Loans	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.29%	0.20%	0.20%
Loan Loss Reserve / Gross Loans	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.02%	1.05%	1.05%
Per Share Information									
Common Shares Outstanding	35,593,092	37,612,872	44,100,072	49,603,036	51,945,396	52,636,896	52,992,586	53,375,195	53,495,208
Book Value per Share	$4.39	$5.14	$5.83	$7.41	$8.65	9.93	11.47	13.40	13.94
Tangible Book Value per Share [2]	$4.39	$5.14	$5.83	$7.41	$8.35	9.65	11.19	13.13	13.67
Diluted Earnings per Share	$0.59	$0.83	$0.95	$1.05	$1.20	1.52	1.72	2.53	0.65
Core Diluted Earnings per Share [1]	$0.59	$0.83	$0.95	$1.08	$1.23	1.52	1.78	2.53	0.65

1) For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 32 of this presentation.
2) Non-GAAP financial measures. "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

29

Our Financial Performance: Asset Quality

ServisFirst Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	2011	2012	2013	2014	2015	2016	2017	2018	3/31/2019
Nonaccrual Loans:									
1-4 Family	670	453	1,878	1,596	198	74	459	2,046	1,850
Owner-Occupied Commercial Real Estate	792	2,786	1,435	683	--	--	556	3,358	3,558
Other Real Estate Loans	693	240	243	959	1,619	--	--	5,022	5,022
Commercial, Financial & Agricultural	1,179	276	1,714	172	1,918	7,282	9,712	10,503	11,486
Construction	10,063	6,460	3,749	5,049	4,000	3,268	--	997	238
Consumer	375	135	602	666	31	--	38	--	--
Total Nonaccrual Loans	13,772	10,350	9,621	9,125	7,766	10,624	10,765	21,926	22,154
Total 90+ Days Past Due & Accruing	--	8	115	925	1	6,263	60	5,844	5,021
Total Nonperforming Loans	13,772	10,358	9,736	10,050	7,767	16,887	10,825	27,770	27,175
Other Real Estate Owned & Repossessions	12,305	9,721	12,861	6,840	5,392	4,988	6,701	5,169	5,480
Total Nonperforming Assets	26,077	20,079	22,597	16,890	13,159	21,875	17,526	32,939	32,655
Troubled Debt Restructurings (TDRs) (Accruing):									
1-4 Family	--	1,709	8,225	--	--	--	850	--	--
Owner-Occupied Commercial Real Estate	2,785	3,121	--	--	--	--	3,664	--	--
Other Real Estate Loans	331	302	285	1,663	253	204	--	--	--
Commercial, Financial & Agricultural	1,369	1,168	962	6,632	6,618	354	11,438	3,073	2,742
Construction	--	3,213	217	--	--	--	997	--	--
Consumer	--	--	--	--	--	--	--	--	--
Total TDRs (Accruing)	4,485	9,513	9,689	8,295	6,871	558	16,949	3,073	2,742
Total Nonperforming Assets & TDRs (Accruing)	30,562	29,592	32,286	25,185	20,030	22,433	34,475	36,012	35,397
Total Nonperforming Loans to Total Loans	0.75%	0.44%	0.34%	0.30%	0.18%	0.34%	0.19%	0.43%	0.41%
Total Nonperforming Assets to Total Assets	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.25%	0.41%	0.39%
Total Nonperforming Assets & TDRs (Accruing) to Total Assets	1.24%	1.02%	0.92%	0.61%	0.39%	0.35%	0.49%	0.45%	0.43%

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Our Financial Performance:
Loan Loss Reserve and Charge-Offs

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	2010	2011	2012	2013	2014	2015	2016	2017	2018	3/31/2019
Allowance for Loan Losses:										
Beginning of Year	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893	$ 59,406	$ 68,600
Charge-Offs:										
Commercial, Financial and Agricultural	(1,667)	(1,096)	(1,106)	(1,932)	(2,311)	(3,802)	(3,791)	(13,910)	(11,428)	(3,037)
Real Estate - Construction	(3,488)	(2,594)	(3,088)	(4,829)	(1,267)	(667)	(815)	(56)	0	0
Real Estate - Mortgage:	(1,775)	(1,096)	(660)	(241)	(1,965)	(1,104)	(380)	(2,056)	(1,042)	(50)
Consumer	(278)	(867)	(901)	(210)	(228)	(171)	(212)	(310)	(283)	(218)
Total Charge-Offs	(7,208)	(5,653)	(5,755)	(9,012)	(5,771)	(5,744)	(5,198)	(16,332)	(12,753)	(3,305)
Recoveries:										
Commercial, Financial and Agricultural	97	361	125	66	48	279	49	337	349	12
Real Estate - Construction	53	180	58	296	322	238	76	168	112	1
Real Estate - Mortgage:	32	12	692	36	74	169	146	89	46	7
Consumer	16	81	8	11	34	1	3	26	38	7
Total Recoveries	198	634	883	409	478	687	274	620	545	27
Net Charge-Offs	(7,010)	(5,019)	(4,872)	(8,603)	(5,293)	(5,057)	(4,924)	(15,712)	(12,208)	(3,278)
Provision for Loan Losses Charged to Expense	10,350	8,972	9,100	13,008	10,259	12,847	13,398	23,225	21,402	4,885
Allowance for Loan Losses at End of Period	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893	$ 59,406	$ 68,600	$ 70,207
As a Percent of Year to Date Average Loans:										
Net Charge-Offs	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.29%	0.20%	0.20%
Provision for Loan Losses	0.81%	0.57%	0.45%	0.50%	0.34%	0.34%	0.30%	0.43%	0.35%	0.30%
Allowance for Loan Losses As a Percentage of: Loans	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.02%	1.05%	1.05%

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GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 32 We recorded $3.1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31, 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed into law in December 2017. We also recorded expenses of $347,000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building. We recorded expenses of $2.1 million for the first quarter of 2015 re lat ed to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the bank, and recorded an expense of $50 0,0 00 resulting from the initial funding of reserves for unfunded loan commitments for the first quarter of 2015, consistent with g uid ance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06 - 17. Core financial measures included in this presenta tion are “core net income available to common stockholders,” “core earnings per share, basic,” “core earnings per share, diluted,” “c ore return on average assets,” “core return on average stockholders’ equity,” “core return on average common stockholders’ equity ” a nd “core efficiency ratio.” Each of these seven core financial measures excludes the impact of the non - routine expense attributabl e to the revaluing of our net deferred tax assets, lease termination, moving expenses, expenses related to the acquisition of Metro an d t he initial funding of reserves for unfunded loan commitments. In addition to these financial measures adjusting for non - routine expenses, t his presentation contains certain non - GAAP financial measures, including tangible book value per share and tangible common equity to total tangible assets, each of which excludes goodwill and core deposit intangibles associated with our acquisition of Metro Bancshares, Inc. in January 2015. We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAA P; however, we acknowledge that these non - GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a mo re detailed analysis of the non - GAAP financial measures for March 31,2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014. All amounts are in thousands, except share and per share data.

GAAP Reconciliation

Servis1st Bank®

OUR NAME IS OUR MISSION.

Dollars in Thousands	As Of and For the Period Ended March 31, 2019	As Of and For the Year Ended December 31, 2018	As Of and For the Year Ended December 31, 2017	As Of and For the Year Ended December 31, 2016	As Of and For the Year Ended December 31, 2015	As Of and For the Year Ended December 31, 2014
Provision for income taxes - GAAP			$ 44,258		$ 25,465	$ 21,601
Adjustments:						
Adjustment for non-routine expense			-132		829	865
Core provision for income taxes - non-GAAP			$ 44,126		$ 26,294	$ 22,466
Return on average assets - GAAP			1.43 %		1.38 %	1.39 %
Net income - GAAP			$ 93,092		$ 63,540	$ 52,377
Adjustments:						
Adjustment for non-routine expense			3,274		1,767	1,612
Core net income - non-GAAP			$ 96,366		$ 65,307	$ 53,989
Average assets			$ 6,495,067		$ 4,591,861	$ 3,758,184
Core return on average assets - non-GAAP			1.48 %		1.42 %	1.44 %
Return on average common stockholders' equity - GAAP			16.37 %		15.30 %	14.43 %
Net income available to common stockholders - GAAP			$ 93,030		$ 63,260	$ 51,946
Adjustments:						
Adjustment for non-routine expense			3,274		1,767	1,612
Core net income available to common stockholders - non-GAAP			$ 96,304		$ 65,027	$ 53,558
Average common stockholders' equity			$ 568,228		$ 413,445	$ 320,005
Core return on average common stockholders' equity - non-GAAP			16.95 %		15.73 %	16.74 %
Diluted earnings per share - GAAP			$ 1.72		$ 1.20	$ 1.05
Weighted average shares outstanding, diluted - GAAP			54,161,788		52,885,108	########
Core diluted earnings per share - non-GAAP			$ 1.78		$ 1.23	$ 1.08
Book value per share - GAAP	$ 13.94	$ 13.40	$ 11.47	$ 9.93	$ 8.65	$ 7.41
Total common stockholders' equity - GAAP	745,586	715,203	607,604	522,889	449,147	367,255
Adjustments:						
Adjusted for goodwill and other identifiable intangible assets	14,381	14,449	14,787	14,996	15,330	-
Tangible common stockholders' equity - non-GAAP	$ 731,205	$ 700,754	$ 592,885	$ 507,893	$ 433,817	$ 367,255
Tangible book value per share - non-GAAP	$ 13.67	$ 13.13	$ 11.19	$ 9.65	$ 8.35	$ 7.41
Stockholders' equity to total assets - GAAP	8.97 %	8.93 %	8.58 %	8.21 %	8.81 %	8.96 %
Total assets - GAAP	$ 8,310,836	$ 8,007,382	$ 7,082,384	$ 6,370,448	$ 5,095,509	$ 4,098,679
Adjustments:						
Adjusted for goodwill and other identifiable intangible assets	14,381	14,449	14,719	14,996	15,330	-
Total tangible assets - non-GAAP	$ 8,296,455	$ 7,992,933	$ 7,067,665	$ 6,355,452	$ 5,080,179	$ 4,098,679
Tangible common equity to total tangible assets - non-GAAP	8.81 %	8.77 %	8.39 %	7.99 %	8.54 %	8.96 %

33